       EXHIBIT 99.1 -- SARBANES-OXLEY ACT OF 2002, SEC.906 CERTIFICATION

     I, Richard L. Wambold, certify that the Form 10-Q of Pactiv Corporation for the period ended September 30, 2002 (the "Report"):

     (1) fully complies with the requirements of sec.13(a) or sec.15(d) of the Securities Exchange Act of 1934, as amended, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Pactiv Corporation for the period then ended.

   /s/ RICHARD L. WAMBOLD
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Richard L. Wambold
Chairman, President and
Chief Executive Officer

November 14, 2002
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Date